UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

Aetherium Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41189	86-3449713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

79B Pemberwick Rd. Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 450-6836

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GMFIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GMFI	The Nasdaq Stock Market LLC
Warrants	GMFIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On December 5, 2022, Aetherium Acquisition Corp., a Delaware corporation (together with its successors, “Aetherium”), issued a press release announcing the execution of a Business Combination Agreement (the “Business Combination Agreement”) providing for the business combination (the “Business Combination”) of Aetherium with Capital A Berhad, a Malaysian company (“Parent”), Capital A International, a Cayman Islands exempted company and a wholly-owned subsidiary of Parent (“Pubco”), which leverages the expansion, management and licensing of the AirAsia brand, and serves as a dynamic global marketing catalyst for Asean brands; Aether Merger Sub Inc., a Delaware corporation and a wholly-owned Subsidiary of Pubco (“Merger Sub”), and Brand AA Sdn Bhd, a Malaysian company and a wholly-owned Subsidiary of Parent (the “Company”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Aetherium, the Company, Pubco, Parent, and Merger Sub following the proposed Business Combination; (3) changes in the market for the Pubco’s brand and expansion plans and opportunities; (4) Pubco, the Company, Parent, and Merger Sub’s economics; (5) the sources and uses of cash of the proposed Business Combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; (7) the projected growth and intellectual property developments of Pubco, the Company, Parent, and Merger Sub and theirs competitors; (8) anticipated short- and long-term customer growth of the Air Asia brand companies; (9) current and future potential commercial and customer relationships; (10) the ability to grow Pubco, the Company, Parent, and Merger Sub’s operating companies efficiently at scale; and (11) expectations related to the terms and timing of the proposed Business Combination.

These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of Pubco, the Company, Parent, Merger Sub and Aetherium’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pubco, the Company, Parent, Merger Sub and Aetherium. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Pubco, the Company, Parent, and Merger Sub; Pubco, the Company, Parent, and Merger Sub’s ability to successfully implement its growth strategy; risks relating to Pubco, the Company, Parent, and Merger Sub’s operations and business, including information technology and cybersecurity risks, demand for Pubco, the Company, Parent, and Merger Sub’s current and future offerings; risks related to increased competition; risks relating to potential disruption in the transportation and aviation industry; risks that Pubco, the Company, Parent, and Merger Sub are unable to secure or protect its intellectual property; risks of liability or regulatory lawsuits relating to the Company’s intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against Pubco, the Company, Parent, Merger Sub, or Aetherium or other following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of the Company to execute its business model, including continued market acceptance of its brands and achieving sufficient volumes at acceptable levels and prices; and those risk factors discussed in documents of Pubco and Aetherium filed, or to be filed, with the Securities and Exchange Commission (the “SEC”).

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Aetherium, Pubco, the Company, Parent, and Merger Sub presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aetherium, Pubco, the Company, Parent, and Merger Sub’s expectations, plans or forecasts of future events and views as of the date of this report. Aetherium, Pubco, the Company, Parent, and Merger Sub anticipate that subsequent events and developments will cause their assessments to change. However, while Aetherium, Pubco, the Company, Parent, and Merger Sub may elect to update these forward-looking statements at some point in the future, Aetherium, Pubco, the Company, Parent, and Merger Sub specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Aetherium. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

Pubco intends to file with the SEC, a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Aetherium and a prospectus in connection with the proposed Business Combination involving Aetherium, Pubco, the Company, Parent and Merger Sub. The definitive proxy statement and other relevant documents will be mailed to stockholders of Aetherium as of a record date to be established for voting on Aetherium’s proposed Business Combination with the Company. STOCKHOLDERS OF AETHERIUM AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AETHERIUM’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT AETHERIUM, THE COMPANY, PUBCO, PARENT, MERGER SUB AND THE BUSINESS COMBINATION. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Aetherium Acquisition Corp., 79B Pemberwick Road, Greenwich, CT 06831, Attention: Jonathan Chan.

Participants in the Business Combination

Pubco, Aetherium and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aetherium in connection with the Business Combination. Information regarding the officers and directors of Aetherium is set forth in Aetherium’s annual report on Form 10-K, which was filed with the SEC on April 17, 2023. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2024

AETHERIUM ACQUISITION CORP.

	By:	/s/ Jonathan Chan
	Name:	Jonathan Chan
	Title:	Chief Executive Officer and Chairman